EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Agreement”), dated as of May 15, 2007, among UBS Real Estate Securities Inc., a Delaware corporation formerly known as UBS Warburg Real Estate Securities Inc. (“Assignor”), Mortgage Asset Securitization Transactions, Inc. (“Assignee”), U.S. Bank National Association, as trustee (the “Trustee”) of MASTR Adjustable Rate Mortgages Trust 2007-3 (the “Trust”), Countrywide Home Loans Servicing LP (the “Company”) and Countrywide Home Loans, Inc. (“CHL”):

For good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the promises and mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

a.

On and as of the date hereof, the Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title, interest and obligations of the Assignor (other than those rights specifically retained by the Assignor pursuant to this Agreement and those obligations that arise prior to the date hereof) in, to and under (a) those certain Mortgage Loans listed on Exhibit A attached hereto (the “Mortgage Loans”) and (b) solely with respect to the Assignor’s rights relating to the servicing provisions as they relate to the Mortgage Loans (as specified in Section 1(c) below), that certain Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2001, as amended by the Amended and Restated Amendment Reg AB, dated as of March 1, 2006, and any other related amendments thereto (together, the “Servicing Agreement”) each between the Assignor and CHL.  The servicing rights and obligations of CHL under the Servicing Agreement, with respect to the Mortgage Loans, have been assigned by CHL to the Company, as more specifically described in Section 5 below.  For purposes of this Agreement, the term “Servicing Agreement” includes the related purchase confirmation, any separate bill of sale, assignment and conveyance or other instrument pursuant to which CHL and Assignor effectuated the purchase and sale of any Mortgage Loan following the execution and delivery of the Servicing Agreement.

b.

The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and all obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement which are not the Mortgage Loans set forth on Exhibit A attached hereto and are not the subject of this Agreement.

c.

The Assignor specifically reserves and does not assign to the Assignee hereunder those rights under the Servicing Agreement that do not relate to Assignor’s rights relating to the servicing provisions of the Servicing Agreement with respect to the Mortgage Loans (including without limitation, the representations and warranties made by CHL and the document delivery requirements of CHL and the remedies (including indemnification) available for breaches thereof).

d.

The Assignor specifically reserves and does not assign to the Assignee hereunder any prepayment penalties received on the Mortgage Loans that are required to be paid to the Assignor (and not entitled to be retained by the Company as additional servicing compensation) under the Servicing Agreement.

Representations and Warranties of the Company and CHL:

2.

CHL and the Company, as delineated below, warrant and represent to, and covenant with, the Assignor and the Assignee as of the date hereof:

a.

Attached hereto as Exhibit B is a copy of the servicing provisions of the Servicing Agreement, which agreement is in full force and effect as of the date hereof, except as otherwise provided herein. Neither CHL nor the Company has waived or agreed to any waiver under, or agreed to any amendment or other modification of the Servicing Agreement in any material respect. Neither CHL nor the Company has any knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under the Servicing Agreement (other than the assignment of rights as contemplated herein and the assignment of the servicing rights and obligations under the Servicing Agreement from CHL to the Company pursuant to an assignment agreement dated November 1, 2001), nor has any notice of termination been given thereunder;

b.

Pursuant to Section 12 of the Servicing Agreement, CHL hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in Section 7.01 of the Servicing Agreement, except with respect to Section 7.01 (ix), are true and correct in all material respects on the date hereof as if such representations and warranties were made on the date hereof and the Company represents and warrants to the Assignee and the Trust, that as of the date hereof the Company has serviced the Mortgage Loans in accordance with the Servicing Agreement;

c.

The Company and CHL is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority to service the Mortgage Loans and otherwise to perform its obligations under the Servicing Agreement;

d.

Each of the Company and CHL has full power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of each of the Company’s and CHL’s business and will not conflict with, or result in a material breach of, any of the terms, conditions or provisions of each of the Company’s and CHL’s respective organizational documents or any legal restriction, or any material agreement or instrument to which each of the Company and CHL is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which each of the Company or CHL or its property is subject. The execution, delivery and performance by each of the Company and CHL of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of the Company and CHL. This Agreement has been duly executed and delivered by each of the Company and CHL, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company and CHL, enforceable against the Company and CHL in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

e.

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by each of the Company and CHL in connection with the execution, delivery or performance by each of the Company and CHL of this Agreement, or the consummation by it of the transactions contemplated hereby;

f.

The Company shall establish a Custodial Account and an Escrow Account under the Servicing Agreement in favor of the Assignee, or its designee with respect to the Mortgage Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of the Assignor;

g.

There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Servicing Agreement;

h.

If any Mortgage has been recorded in the name of Mortgage Electronic Registration System, Inc. (“MERS”) or its designee, the Company shall take all actions as are necessary to cause MASTR Adjustable Rate Mortgages Trust 2007-3 to be shown as the owner of the related Mortgage Loan on the record of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgage maintained by MERS;

i.

The Company is an approved servicer for FNMA or FHLMC in good standing and is a mortgagee approved by the Secretary of Housing and Urban Development (“HUD”).  No event has occurred, including but not limited to a change in insurance coverage, which would make the Company unable to comply with FNMA, FHLMC or HUD eligibility requirements or which would require notification to FNMA, FHLMC or HUD; and

j.

The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement or the Servicing Agreement.

Representations and Warranties of the Assignor

3.

The Assignor warrants and represents to, and covenants with, CHL, the Company and the Assignee as of the date hereof:

a.

The Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and transfer the Mortgage Loans;

b.

The Assignor has full corporate power and authority to execute, deliver and perform under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject.  The execution, delivery and performance of the Assignor of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignor.  This Agreement has been fully and duly executed and delivered by the Assignor and constitutes the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its respective terms;

c.

There is no action, suit, proceeding, investigation or litigation pending or, to the Assignor’s knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to the Assignor, would adversely affect (i) the sale of the Mortgage Loans to the Assignee, (ii) the execution, delivery or enforceability of this Agreement, or (iii) the Assignor’s ability to perform its obligations under this Agreement or the Servicing Agreement, as applicable;

d.

The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Servicing Agreement (as contemplated by this Agreement) free and clear from any and all claims and encumbrances whatsoever and upon the transfer of the Mortgage Loans to the Assignee as contemplated herein; the Assignee shall have good title to each and every Mortgage Loan, as well as any and all of the Assignor’s interests, rights and obligations under the Servicing Agreement (as contemplated by this Agreement) with respect to the Mortgage Loans, free and clear of all liens, claims and encumbrances; and

e.

The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Servicing Agreement.  The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Servicing Agreement or the Mortgage Loans.

Recognition by the Company of the Trustee and the Trust Administrator:

4.

The Company hereby recognizes that the Mortgage Loans will be transferred by the Assignee to the Trustee for the Trust in a securitization transaction pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2007 (the “Pooling Agreement”), among the Assignee, the Assignor, the Trustee and Wells Fargo Bank, N.A. (“Wells Fargo”), as master servicer (the “Master Servicer”), trust administrator (the “Trust Administrator”), custodian (the “Custodian”) and credit risk manager.  From and after the date hereof, the Company and the Trustee acknowledge and agree that (A) the Trustee will be the owner of the Mortgage Loans on behalf of MASTR Adjustable Rate Mortgages Trust 2007-3 (the “Trust”), and Wells Fargo, will be the Master Servicer, Trust Administrator and a Custodian of the Mortgage Loans, (B) the Company shall look solely to the Trustee, on behalf of the Trust for performance of any obligations pursuant to this Agreement and the Servicing Agreement insofar as they relate to the Mortgage Loans, (C) the Trustee, on behalf of the Trust, agrees to assume all obligations of the “Purchaser” under this Agreement and the Servicing Agreement with respect to the Mortgage Loans and (D) the Mortgage Loans will be part of a “real estate mortgage investment conduit” within the meaning of Section 860D of the Code (“REMIC”), and the Company shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) in accordance with the Servicing Agreement but in no event in a manner that would (i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on “net income from foreclosure property” as set forth in Section 860G(c) of the Code).  It is understood that the Company shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Trustee, the Assignor and the Assignee against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of the Company which were taken or omitted upon the instruction or direction of the Master Servicer or Trustee, as applicable, or (ii) the failure of the Master Servicer or the Trustee, as applicable, to perform the obligations of the Assignor with respect to the servicing provisions of the Servicing Agreement.  It is the intention of the Assignor, the Company and the Assignee that this Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.  Neither the Company, CHL, the Assignor, the Assignee nor the Trustee shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans, except by an instrument in writing signed by the Company, CHL and the Trustee.

5.

CHL Assignment and Guarantee.

a.

  CHL and the Company hereby represent and warrant that, pursuant to Section 24 of the Servicing Agreement, CHL has assigned, with respect to the Mortgage Loans, its rights and obligations as servicer under the Servicing Agreement to the Company pursuant to an assignment agreement dated November 1, 2001, as the same may be amended or supplemented from time to time (the “CHL Assignment”).  The Company hereby represents and warrants that, pursuant to the CHL Assignment, it is currently obligated to perform all of the duties and obligations and may exercise any of the rights of the servicer under the Servicing Agreement.

b.

Pursuant to Section 24 of the Servicing Agreement, CHL hereby guarantees, with respect to the Mortgage Loans, all of the obligations (including, without limitation, payment and performance obligations) of the Company as servicer under the Servicing Agreement.

c.

CHL and the Company hereby agree that the Trustee and the Master Servicer may rely on this Agreement as sufficient evidence of the Company’s role as Servicer under the Servicing Agreement by virtue of the CHL Assignment and may (without production of the CHL Assignment) look solely to this Agreement and the Servicing Agreement to enforce the servicing obligations of the Company under the Servicing Agreement and the guarantee obligations of CHL under clause (b) of this Section.

d.

Each of CHL and the Company hereby acknowledge and agree that Assignor and Assignee have each entered into this Agreement in reliance on the provisions of this Section 5, and each of CHL and the Company agree that it is estopped from asserting the (i) non-existence or invalidity of, either the CHL Assignment or CHL’s guaranty under clause (b) of this Section, (ii) the inconsistency of this Agreement with the CHL Assignment, or any other guaranty by CHL of the Company’s obligations under the Servicing Agreement that may exist, or (iii) the unenforceability of the CHL Assignment or CHL’s guaranty under clause (b) of this Section, as a defense to such party’s performance under this Agreement, the Servicing Agreement or the CHL Assignment.

Modification of the Servicing Agreement

6.

Only insofar as it relates to the Mortgage Loans, the Company and the Assignor hereby amend the Servicing Agreement as follows:

(i)

The following paragraph is added immediately following the last paragraph of Section 4.04 of Exhibit 9:

“Custodial Accounts shall be Eligible Accounts and funds on deposit in the Custodial Account shall, if invested, only be invested in Permitted Investments.”

(ii)

The definition of Eligible Account is hereby deleted in its entirety and replaced by the following:

Eligible Account:  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have one of the two (2) highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein (or in the case of short-term ratings of Standard & Poor’s with respect to amounts on deposit to be held in an account for no more than 30 days, short-term ratings of at least A-2), or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a non-interest bearing segregated trust account or accounts maintained with (a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity or (iv) any other account acceptable to the applicable Rating Agency.  Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

(iii)

The following definition is added to Section 1.01 of the Servicing Agreement immediately following the definition of “Periodic Rate Cap”:

Permitted Investments:  At any time, any one or more of the following obligations and securities:

(a)

obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

(b)

general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by either Rating Agency;

(c)

commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of the applicable Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by either Rating Agency;

(d)

certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated in one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

(e)

demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC and are then rated in the highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by either Rating Agency;

(f)

guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

(g)

repurchase obligations with respect to any security described in clauses (a) and (b) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (d) above;

(h)

securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have the highest rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

(i)

units of a taxable money-market portfolio having the highest rating assigned by each Rating Agency and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations;

(j)

any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder, including any such fund that is managed by the Trustee or Master Servicer or any affiliate of the Trustee or Master Servicer or for which the Trustee or Master Servicer or any affiliate of the Trustee or Master Servicer acts as an adviser as long as such fund is rated in at least the highest rating category by each Rating Agency (if so rated by such Rating Agency); and

(k)

such other investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

provided that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

(iv)

Section 4.02 (“Collection of Mortgage Loan Payments”) of the Servicing Agreement is hereby modified by adding the following as the second and third paragraphs thereto:

Consistent with the foregoing, the Company may in its discretion (i) waive any late payment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) only upon determining that the coverage of such Mortgage Loan by the related mortgage insurance policy if any, will not be affected, extend the Due Dates for the Monthly Payments due on a Mortgage Note in accordance with the Agreement.

Notwithstanding the foregoing, the Company shall not waive any prepayment penalty unless: (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally, (ii) the enforcement thereof is illegal, or any local, state or federal agency has threatened legal action if the prepayment penalty is enforced, (iii) the collectability thereof shall have been limited due to acceleration in connection with a foreclosure or other involuntary payment or (iv) such waiver is standard and customary in servicing similar Mortgage Loans and relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Company, maximize recovery of total proceeds taking into account the value of such prepayment penalty and the related Mortgage Loan.  In no event will the Company waive a prepayment penalty in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default.  If a prepayment penalty is waived, but does not meet the standards described above, then the Company is required to deposit into the Custodial Account the amount of such waived prepayment penalty at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial Account.

(v)

Section 5.02 (“Statements to the Purchaser”) of the Servicing Agreement is hereby deleted in its entirety and replaced by the following:

Not later than the fifth (5th) Business Day of each month of each Remittance Date, the Company shall furnish to the Purchaser or its designee a monthly remittance advice  including the information contained on Exhibit 9-7a attached hereto (provided, that the Company will not be required to provide information regarding Prepayment Penalties to the extent such Prepayment Penalties are retained by the Company), a delinquency report containing the information set forth in Exhibit 9-7b attached hereto, and a realized loss report in the form set forth in Exhibit 9-7c, each in a mutually agreeable electronic format, as to the latest Due Period.

(vi)

Exhibit 9-7 to the Servicing Agreement is hereby deleted in its entirety and replaced by a new Exhibit 9-7, substantially in the form of Exhibit C to this Agreement.

(vii)

Section 6.04 (“Annual Statement as to Compliance”) and Section 6.05 (“Annual Independent Certified Public Accountants’ Servicing Report”) are hereby deleted in their entirety.

7.

Notices:

All demands, notices and communications related to the Mortgage Loans, the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

In the case of the Assignor:

UBS Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019
Attention:  Christopher G. Schmidt
Telephone No.:  (212) 713-6049
Facsimile No.:  (212) 713-2080

In the case of the Assignee:

Mortgage Asset Securitization Transactions, Inc.
1285 Avenue of the Americas
New York, New York 10019
Attention:  Legal Department

In the case of the Company:

Countrywide Home Loans Servicing LP
400 Countrywide Way
Simi Valley, California 93065
Attention:  John Lindberg and Rachel Meza

In the case of CHL:

Countrywide Home Loans, Inc.
4500 Park Granada
Calabasas, California 91302
Attention:  Darren Bigby

In the case of the Master Servicer:

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045

Attention: Client Manager — MARM 2007-3

In the case of the Trustee:

U.S. Bank National Association,

60 Livingston Avenue, EP-MN-WS3D,
St. Paul, Minnesota 55107-2292
Attention: Structured Finance— MASTR Adjustable Rate Mortgages Trust 2007-3

Miscellaneous:

Distributions shall be made by wire transfer of immediately available funds to Wells Fargo Bank, N.A., ABA #121-000-248, for credit to SAS Clearing; Account:  3970771416, for further credit to account # 53140100.  Applicable statements should be mailed to Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland, 21045-1951, Attn: Client Manager, MARM 2007-3.

8.

Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee and the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Assignment, Assumption and Recognition Agreement.

9.

This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

10.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with prior consent of the Trustee.

11.

This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trustee.  Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

12.

Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Servicing Agreement to the extent of the Mortgage Loans by Assignor to Assignee and Assignee to the Trustee.

13.

This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

14.

In the event that any provision of this Agreement conflicts with any provision of the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

15.

Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Servicing Agreement or Pooling Agreement, as applicable.

16.

It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling Agreement, (ii) each of the representations, undertakings and agreements herein made by the Trustee is made and intended not as personal representations, undertakings and agreements by U.S. Bank National Association but is made and intended for the purpose of binding only the Trust, and (iii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee on behalf of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust.

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

By:

             /s/ Lima Ekram

Name: Lima Ekram
Title:   Director

By:

             /s/ Adrian Wu

Name: Adrian Wu
Title:   Director

UBS REAL ESTATE SECURITIES INC.

By:

             /s/ Lima Ekram

Name: Lima Ekram
Title:   Director

By:

             /s/ Adrian Wu

Name: Adrian Wu
Title:   Director

COUNTRYWIDE HOME LOANS, INC.

By:

           /s/ Kushal Bhakta

Name: Kushal Bhakta
Title:   Senior Vice President

COUNTRYWIDE HOME LOANS SERVICING LP

By: Countrywide GP, Inc., its General Partner

By:          /s/ Kushal Bhakta

Name: Kushal Bhakta
Title:   Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,

In its representative capacity as

Trustee of the MASTR Adjustable Rate Mortgages Trust 2007-3

By:        /s/ Shannon M. Rantz

Name:   Shannon M. Rantz
Title:     Vice President

Exhibit A
Mortgage Loans

As delivered to the Trustee on the Closing Date

Exhibit B
Articles IV and VI of Exhibit 9 of the Servicing Agreement

On File at McKee Nelson LLP

Exhibit C
Exhibit 9-7 to the Servicing Agreement

Exhibit 9-7a: Standard File Layout – Master Servicing

Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Maximum length of 30 (Last, First)	30
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
			Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

Exhibit 9-7b: Standard File Layout – Delinquency Reporting

REPORTING DATA FOR DEFAULTED LOANS

Table: Delinquency
Name	Type	Size
Servicer Loan #	Number	8
	(Double)
Investor Loan #	Number	8
	(Double)
Borrower Name	Text	20
Address	Text	30
State	Text	2
Due Date	Date/Time	8
Action Code	Text	2
FC Received	Date/Time	8
File Referred to Atty	Date/Time	8
NOD	Date/Time	8
Complaint Filed	Date/Time	8
Sale Published	Date/Time	8
Target Sale Date	Date/Time	8
Actual Sale Date	Date/Time	8
Loss Mit Approval Date	Date/Time	8
Loss Mit Type	Text	5
Loss Mit Estimated Completion	Date/Time	8
Date
Loss Mit Actual Completion Date	Date/Time	8
Loss Mit Broken Plan Date	Date/Time	8
BK Chapter	Text	6
BK Filed Date	Date/Time	8
Post Petition Due	Date/Time	8
Motion for Relief	Date/Time	8
Lift of Stay	Date/Time	8
RFD	Text	10
Occupant Code	Text	10
Eviction Start Date	Date/Time	8
Eviction Completed Date	Date/Time	8
List Price	Currency	8
List Date	Date/Time	8
Accepted Offer Price	Currency	8
Accepted Offer Date	Date/Time	8
Estimated REO Closing Date	Date/Time	8
Actual REO Sale Date	Date/Time	8

•

Items in bold are MANDATORY FIELDS. We must receive information in those fields every month in order for your file to be accepted.

The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

12-Relief Provisions
 15-Bankruptcy/Litigation
20-Referred for Deed-in-Lieu
30-Referred fore Foreclosure
60-Payoff
65-Repurchase
70-REO-Held for Sale
71-Third Party Sale/Condemnation
72-REO-Pending Conveyance-Pool Insurance claim filed

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:

Action Code 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency.  The Action Date is the date the relief is expected to end.  For military indulgence, it will be three months after the Borrower’s discharge from military service.

Action Code 15 - To report the Borrower’s filing for bankruptcy or instituting some other type of litigation that will prevent or delay liquidation of the Mortgage Loan.  The Action Date will be either the date that any repayment plan (or forbearance) instituted by the bankruptcy court will expire or an additional date by which the litigation should be resolved.

Action Code 20 - To report that the Borrower has agreed to a deed-in-lieu or an assignment of the property. The Action Date is the date the Servicer decided to pursue a deed-in-lieu or the assignment.

Action Code 30 - To report that the decision has been made to foreclose the Mortgage Loan.  The Action Date is the date the Servicer referred the case to the foreclosure attorney.

Action Code 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity.  The Action Date is the date the pay-off funds were remitted to the Master Servicer.

Action Code 65 - To report that the Servicer is repurchasing the Mortgage Loan.  The Action Date is the date the repurchase proceeds were remitted to the Master Servicer.

Action Code 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it.  The Action Date is the date of the foreclosure sale or, for deeds-in-lieu, the date the deed is recorded on behalf of the owner of the Mortgage Loan.

Action Code 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred.  The Action Date is the date of the foreclosure sale or the date the condemnation award was received.

Action Code 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed.  The Action Date is the date of the foreclosure sale, or, for deeds-in-lieu, the date of the deed for conventional mortgages.

The Loss Mit Type field should show the approved Loss Mitigation arrangement.  The following are acceptable:

ASUM-Approved Assumption
BAP-Borrower Assistance Program
CO-Charge Off
DIL-Deed-in-Lieu
FFA-Formal Forbearance Agreement
MOD-Loan Modification
PRE-Pre-Sale
SS-Short Sale
MISC-Anything else approved by the PMI or Pool Insurer

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property.  The acceptable codes are:

Mortgagor
Tenant
Unknown
Vacant

Exhibit 9-7c: Calculation of Realized Loss/Gain Form 332– Instruction Sheet

WELLS FARGO BANK, N.A. Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan’s removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the “Statement Date”) in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.

The actual Unpaid Principal Balance of the Mortgage Loan.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7.

Complete as necessary.  All line entries must be supported by copies of appropriate statements,

vouchers, receipts, canceled checks, etc., to document the expense.  Entries not properly documented will not be reimbursed to the Servicer.

8.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.

The total of lines 1 through 9.

Credits

11-17.

Complete as necessary.  All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc.  to document the credit.  If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.

The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.

The total derived from subtracting line 18 from 10.  If the amount represents a realized gain, show the amount in parenthesis (  ).

WELLS FARGO BANK, N.A.
CALCULATION OF REALIZED LOSS

WELLS FARGO BANK, N.A. Trust:  ___________________________

Prepared by: __________________ Date: _______________

Phone: ______________________

Servicer Loan No.

Servicer Name

Servicer Address

WELLS FARGO BANK, N.A.
Loan No._____________________________
Borrower’s Name:________________________________________________________
Property
Address:________________________________________________________________

Liquidation and Acquisition Expenses:
Actual Unpaid Principal Balance of Mortgage Loan	$ _______________(1)
Interest accrued at Net Rate	________________(2)
Attorney’s Fees	________________(3)
Taxes	________________(4)
Property Maintenance	________________(5)
MI/Hazard Insurance Premiums	________________(6)
Hazard Loss Expenses	________________(7)
Accrued Servicing Fees	________________(8)
Other (itemize)	________________(9)
$ _________________

Total Expenses	$ ______________(10)
Credits:
Escrow Balance	$ ______________(11)
HIP Refund	________________(12)
Rental Receipts	________________(13)
Hazard Loss Proceeds	________________(14)
Primary Mortgage Insurance Proceeds	________________(15)
Proceeds from Sale of Acquired Property	________________(16)
Other (itemize)	________________(17)
___________________
___________________
Total Credits	$________________(18)

Total Realized Loss (or Amount of Gain)  $________________